Analog Devices to Combine with Maxim Integrated, Strengthening Analog Semiconductor Leadership July 13, 2020 Combined Enterprise Value of Over $68 Billion Exhibit 99.2

Call Participants Vincent Roche Analog Devices President and CEO Prashanth Mahendra-Rajah Analog Devices CFO Tunç Doluca Maxim Integrated President and CEO

Forward Looking Statements This communication relates to a proposed business combination transaction between Analog Devices, Inc. (“ADI”) and Maxim Integrated Products, Inc. (“Maxim”). This communication contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements address a variety of subjects, including, for example, projections as to the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined organization’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, and the anticipated closing date for the proposed transaction. Statements that are not historical facts, including statements about ADI’s and Maxim’s beliefs, plans and expectations, are forward-looking statements. Such statements are based on ADI’s and Maxim’s current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic; political and economic uncertainty, including any faltering in global economic conditions or the stability of credit and financial markets, erosion of consumer confidence and declines in customer spending; unavailability of raw materials, services, supplies or manufacturing capacity; changes in geographic scope or product or customer mix; changes in export classifications, import and export regulations or duties and tariffs; changes in ADI’s or Maxim’s estimates of their expected tax rate based on current tax law; ADI’s ability to successfully integrate Maxim’s businesses and technologies; the risk that the expected benefits and synergies of the proposed transaction and growth prospects of the combined company may not be fully achieved in a timely manner, or at all; adverse results in litigation matters, including the potential for litigation related to the proposed transaction; the risk that ADI or Maxim will be unable to retain and hire key personnel; the risk associated with ADI’s and Maxim’s ability to obtain the approvals of their respective shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; uncertainty as to the long-term value of ADI’s common stock; and the diversion of management time on transaction-related matters. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to ADI’s and Maxim’s respective periodic reports and other filings with the SEC, including the risk factors contained in ADI’s and Maxim’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain and are made only as of the date hereof. Except as required by law, neither ADI nor Maxim undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise. Non-GAAP Reconciliations This presentation includes non-GAAP financial measures that have been adjusted in order to provide investors with useful information regarding our results of operations and business trends. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures can be found in the Appendices.

No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Additional Information about the Merger and Where to Find It In connection with the proposed transaction, ADI intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of ADI and Maxim and that also constitutes a prospectus of ADI. Each of ADI and Maxim may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that ADI or Maxim may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of ADI and Maxim. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about ADI, Maxim and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ADI will be available free of charge on ADI’s website at http://www.analog.com or by contacting ADI’s Investor Relations Department by email at investor.relations@analog.com or by phone at 781-461-3282. Copies of the documents filed with the SEC by Maxim will be available free of charge on Maxim’s website at investor.maximintegrated.com or by contacting Maxim’s Investor Relations department by phone at 408-601-5697. Participants in the Solicitation ADI, Maxim and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of ADI, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in ADI’s proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on January 24, 2020, and ADI’s Annual Report on Form 10-K for the fiscal year ended November 2, 2019, which was filed with the SEC on November 26, 2019. Information about the directors and executive officers of Maxim, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Maxim’s proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on September 27, 2019, and Maxim’s Annual Report on Form 10-K for the fiscal year ended June 29, 2019, which was filed with the SEC on August 21, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from ADI or Maxim using the sources indicated above.

Strengthens Position as a High-Performance Analog Semiconductor Leader

- Combined company better positioned to capitalize on new growth opportunities and deliver innovative solutions in a ubiquitously sensed and connected world

- Grow scale with a combined $8.2B[1] revenue, industry-leading gross margins, $2.7B[1] free cash flow and pro forma net leverage of 1.2x[2]

- Increase diversification of offerings with 50,000+ SKUs, serving 125,000+ customers across hundreds of applications in target markets

- Enhance breadth of engineering capabilities and depth of domain expertise to solve the most complex problems from DC to 100GHz, from nanowatts to kilowatts and sensor to cloud

- Expected to be accretive to adjusted EPS[3] in 18 months post-close with $275M of cost synergies by the end of year two

1. Based on FY19 reported financials for Analog Devices and trailing twelve months ending September 28, 2019 for Maxim Integrated. Refer to Appendices for reconciliation of GAAP to Non-GAAP measures.
2. As reported from most recent quarter end; Analog Devices, May 2, 2020; Maxim Integrated, March 28, 2020. Refer to Appendices for reconciliation of GAAP to Non-GAAP measures.
3. Adjusted EPS is defined as GAAP EPS less certain items as outlined in ADI's most recently filed earnings release for the quarter ended May 2, 2020.

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Track Record of Driving Growth Through Investments and M&A B2B Consumer 2. Business mix: (2014) $2.7B $8.2B 2012 2015 2020+ (2017) Revenue1,2 Scope $3.4B ~$1.5B1 R&D 125K+ Customers 10K+ Engineers 50K+ SKUs 100s Applications 10+ years Avg. product life (2021E) Based on FY19 reported financials for Analog Devices and trailing twelve months ending September 28, 2019 for Maxim Integrated.

2019 revenue: $2.2B1 Analog industry leader with established and diversified customer base Focused on attractive B2B markets, accounting for 72%1 of revenue Leader in automotive and data center markets and targeted power management applications Strong free cash flow generation of $725M in FY192 Robust balance sheet with a net cash position of $692M3 as of March 28, 2020 Flexible manufacturing capacity with a diversified, global geographic footprint Overview Maxim – a Premier Signal Processing & Power Management Franchise End markets1 Technologies4 Based on trailing twelve months ending September 28, 2019. Free cash flow = cash flows from operations minus capital expenditures. Refer to Appendices for reconciliation of GAAP to Non-GAAP measures Source: Gartner as of April 2020. Based on calendar year 2019. Data center included in communications; computing included in consumer. Consumer5 Industrial Communications3 Automotive Power ASSP Mixed Signal Digital Geographies1 Europe US China Rest of Asia RoW

A Culture of Engineering Excellence Global high-performance analog technology provider Increased competition for the best analog engineering talent Able to address increasing design complexity Meet evolving customer need for more complete solutions 10,000+ Engineers ~$1.5B R&D investment1 Based on FY19 reported financials for Analog Devices and trailing twelve months ending September 28, 2019 for Maxim Integrated. Premier signal processing & power management franchise

Broaden Capabilities of Key Technology Platforms

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™



Analog & Mixed Signal
Converter, amplifier, interface



Power Management
Voltage regulator, PMIC, supervisory



Radio Frequency
RF, microwave, mmWave



Digital & Sensors
DSP, MEMS, optical, MCU

ANALOG DEVICES — maxim integrated

High performance analog portfolio

DC to 100GHz nanowatts to kilowatts, sensor to cloud

End Market Revenue[1]


Consumer[2]
17%
Industrial
44%
Automotive
18%
21%
Communications[2]

Note: Pie charts by product represent illustrative relative size.

1. Pro forma based on FY19 reported financials for Analog Devices and trailing twelve months ending September 28, 2019 for Maxim Integrated.
2. Data center included in communications; computing included in consumer.

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Complementary Capabilities to Better Address Secular Growth Trends

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

Key Secular Growth Areas

- Industry 4.0
- Digital Health
- Data Center
- 5G Communications
- Electrification
- Advanced Vehicle Systems

Addressing ~$60B[1] TAM

Examples of Applications

ANALOG DEVICES		maxim integrated
Optical control for carrier networks and data centers	Wireline Communications	Optical data path connectivity
Data center power & micromodules	Data Center	Processor and accelerator power
Audio infotainment platforms (A^2B)	Automotive Connectivity	Video and high speed data serial link
Full system solutions	Digital Health	Optical, electro-chemical, and biopotential sensing

1. Source: WSTS Semiconductor Forecast for Analog in 2023.

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The Right Partner at the Right Time Right Time Innovation underpinned by pervasive sensing and ubiquitous connectivity Greater analog engineering resources to address customers needs Customers demanding more integrated system solutions and disruptive innovations Complementary B2B businesses and product portfolios Innovation-led, customer-centric cultures Unique domain expertise & engineering capabilities Offerings aligned with secular growth trends Scale matters in increasingly competitive industry Complementary Partnership

ADI Has a Strong Track Record of Acquiring and Integrating Businesses + (Closed March 2017) + (Closed July 2014) Strategic and Financial Benefits Successful Integration Doubled Hittite revenue to $500M+ Established RF market leadership Goal to double overall growth rate Created market leader across core technologies Achieved $150M cost synergies… $100M to come Added new customers Achieved cost synergies Rapid deleveraging $ Revenue Synergies Across Key Markets $ Automotive Communications Industrial

Engineering capabilities & innovation to drive profitable growth $275M cost synergies improving overall profitability Leverage ratio allows for return of 100% of FCF Strengthening Our Industry Leading Financial Profile… Revenue $6.0 $2.2 $8.2 Gross Profit1 % Margin $4.2 70% $1.4 65% $5.6 69% Operating Profit1 % Margin $2.4 41% $0.7 32% $3.1 38% Free Cash Flow1 % Margin $2.0 33% $0.7 33% $2.7 33% Net Leverage Ratio2 1.9x (0.8x) 1.2x (Pro-forma, pre-synergies) Refer to Appendices for reconciliation of GAAP to Non-GAAP measures As reported from most recent quarter end; Analog Devices, May 2, 2020; Maxim Integrated, March 28, 2020. Refer to Appendices for reconciliation of GAAP to Non-GAAP measures. Shareholder Value FY19 for ADI and the TTM 9/28/19 for Maxim in $B (unless stated otherwise)

…While Maintaining Our Strong Cash Generation Pro forma FCF Margin of 33%2, Top 10% of S&P 5003 Free Cash Flow Margin1 Capital Deployment Plans Return 100% free cash flow Maintain dividend policy of 7%-15% annual growth Reduce share count Reinvest in the business Financials for semiconductor companies based on calendar year 2019 (sources: Factset, broker research, company information). Pro forma based on FY19 reported financials for Analog Devices and trailing twelve months ending September 28, 2019 for Maxim Integrated. Refer to Appendices for reconciliation of GAAP to Non-GAAP measures. Source: Bloomberg.

Expected Transformation and Integration Timeline Announce to Close Integration planning Cash accumulation Execute on $275M cost synergies Cash reduction Return >100% FCF Phase I: 24 Months Additional cost synergies manufacturing optimization Maintain net leverage of ~1.5x Return 100% FCF Phase II Revenue cross-sell opportunities Maintain net leverage of ~1.5x Return 100% FCF Phase III Balance Sheet Income Statement

Combination Summary

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

Transaction Consideration	▸ All-stock transaction with enterprise value of over $68B[1] ▸ Maxim stockholders receive 0.630 of a share of ADI common stock for each share of Maxim common stock ▸ Pro forma ownership[2]: ~69% ADI and 31% Maxim
Capital Structure	▸ Pro forma gross debt of $6.6B[3], cash of $2.5B[3] and net debt of $4.1B[3] at announcement ▸ Pro forma LTM net debt / adjusted EBITDA of 1.2x[3] at announcement ▸ Committed to maintaining strong investment grade rating
Management and Governance	▸ Vincent Roche as CEO; Prashanth Mahendra-Rajah as CFO ▸ Two Maxim directors, including Tunç Doluca, will join ADI's Board of Directors
Approval and Closing	▸ Expected to close summer 2021; approval by ADI and Maxim shareholders required ▸ Subject to receipt of regulatory approvals and other customary conditions

1. Based on share price as of July 10, fully diluted shares and latest reported net debt.
2. Based on fully diluted ownership, including options and restricted stock units/awards, as applicable.
3. As reported from most recent quarter end; Analog Devices, May 2, 2020; Maxim Integrated, March 28, 2020. Refer to Appendices for reconciliation of GAAP to Non-GAAP measures.

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Strategically and Financially Compelling for All Stakeholders Grows scale of product portfolio, applications expertise and manufacturing capability Increases breadth of engineering capabilities to develop more complete solutions Enables disruptive innovation & accelerates product development Customers Destination for the most talented engineers in multiple domains Shared passion for solving customers' most complex problems Broadens opportunities for further professional growth Employees Expected to be accretive to adjusted EPS in 18 months post-close Strong FCF at closing, enabling additional returns to shareholders Improves balance sheet strength with pro forma net leverage of ~1.2x1 Shareholders Executing ADI’s Vision of Bridging the Physical and Digital Worlds As reported from most recent quarter end; Analog Devices, May 2, 2020; Maxim Integrated, March 28, 2020. Refer to Appendices for reconciliation of GAAP to Non-GAAP measures.

Appendix – Reconciliations from GAAP to Non-GAAP Measures

Reconciliation from GAAP to Non-GAAP

Reconciliation from GAAP to Non-GAAP Stock based compensation expense and depreciation exclude acquisition‐related adjustments incorporated into acquisition‐related expenses.

Reconciliation from GAAP to Non-GAAP

Reconciliation from GAAP to Non-GAAP TTM ($M) TTM TTM Pro-forma Adj EBITDA $2,493 $883 $3,376 Gross debt $5,591 $994 $6,585 Cash and cash equivalents $785 $1,686 $2,471 Net debt $4,806 ($692) $4,114 Net Debt / EBITDA 1.9x (0.8x) 1.2x